UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2005 (January 6, 2005)

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street New York, New York		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: FORM OF INFORMATION STATEMENT

Item 8.01.	Other Events.

On January 6, 2005, Cendant Corporation announced that its board of directors approved the distribution of the mortgage and fleet operations of PHH Corporation to Cendant’s stockholders through the distribution of all of the common stock of PHH Corporation. Cendant will distribute one share of PHH common stock for every 20 shares of Cendant common stock outstanding as of the close of business on January 19, 2005. The transaction will be effective on January 31, 2005 and will be structured as a tax-free distribution of PHH common stock. A copy of Cendant Corporation’s press release dated January 6, 2005 is included as Exhibit 99.1 hereto. In connection with the proposed distribution, Cendant will deliver to its stockholders an information statement, in the form included as Exhibit 99.2 hereto, containing information about the distribution and the business and management of PHH following the distribution, all of which information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits relating to Item 8.01 shall be deemed “filed” under the Securities Exchange Act of 1934.

Exhibit
No.	Description

99.1	Press release issued by Cendant Corporation dated January 6, 2005.

99.2	Form of Information Statement to be delivered to Cendant Corporation stockholders.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, Law and Corporate Secretary

Date: January 6, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated January 6, 2005 (January 6, 2005)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release issued by Cendant Corporation dated January 6, 2005.

99.2	Form of Information Statement to be delivered to Cendant Corporation stockholders.